OPPENHEIMER GLOBAL ALLOCATION FUND

Supplement dated October 6, 2010 to the
Prospectus dated August 16, 2010

This supplement amends the Prospectus of Oppenheimer Global Allocation Fund (the “Fund”) dated August 16, 2010.

1. The section titled “Portfolio Managers,” on page 10, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Arthur P. Steinmetz has been a portfolio manager of the Fund since August 16, 2010. George Evans and Krishna Memani have been portfolio managers of the Fund since October 6, 2010.

2. The section titled “Portfolio Managers,” beginning on page 33, is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz, George Evans and Krishna Memani, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Steinmetz has been a portfolio manager of the Fund since August 16, 2010. Messrs. Evans and Memani have been portfolio managers of the Fund since October 6, 2010.

Mr. Steinmetz has been the Chief Investment Officer of the Manager since October 2010. He was the Chief Investment Officer, Fixed-Income, of the Manager from April 2009 to October 2010. He has been an Executive Vice President of the Manager since October 2009; Director of Fixed Income of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009.  He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Evans has been the Director of Equities of the Manager since October 2010 and a Senior Vice President of the Manager since October 1993. He has been the Director of International Equities of the Manager since July 2004. He was Vice President of HarbourView Asset Management Corporation from July 1994 through November 2001 and is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed-Income of the Manager since October 2010 and a Senior Vice President of the Manager since March 2009. He has been the Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

October 6, 2010

PS0257.039